EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.

Global Structured Finance                               Jan 13, 2005 14:59

                           CWMBS 05-7 Groups 2 & 3

                          Collateral Summary Report

==============================================================================

-------------------------------------------
General Pool Characteristics
-------------------------------------------
Pool Size: $713,883,710.27
Total Orig. Bal.: $714,082,930.30
Loan Count: 2,269
Cutoff Date: 2005-01-01
Avg. Cut-Off Balance: $314,624.82
Avg. Orig. Balance: $314,712.62
W.A. FICO: 712
W.A. Orig. LTV: 73.49%
W.A. Gross Coupon: 1.6126%
W.A. Net Coupon: 1.2215%
W.A. Servicing Fee: 0.3750%
W.A. Trustee Fee: 0.0090%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.8 months
% OLTV over 80: 2.86%
% OLTV over 100: 0.00%
% with PMI: 2.86%
% OLTV over 80 with PMI: 100.00%
W.A. MI Adjusted COLTV: 72.80%
% Second Lien: 0.00%
% with Prepay Penalty: 14.22%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.52%
-------------------------------------------


-------------------------------------------
Original Balance                   Percent
-------------------------------------------
1 - 100,000                          1.75%
100,001 - 200,000                    12.31
200,001 - 300,000                    19.55
300,001 - 400,000                    22.14
400,001 - 500,000                    14.97
500,001 - 600,000                     8.04
600,001 - 700,000                     7.12
700,001 - 800,000                     3.69
800,001 - 900,000                     2.42
900,001 - 1,000,000                   3.41
1,000,001 - 1,100,000                 1.06
1,100,001 - 1,200,000                 0.49
1,200,001 - 1,300,000                 0.89
1,300,001 - 1,400,000                 0.37
1,400,001 - 1,500,000                 1.04
1,500,001 - 1,600,000                 0.22
1,800,001 - 1,900,000                 0.26
1,900,001 - 2,000,000                 0.28
-------------------------------------------
Total:                             100.00%
-------------------------------------------
Average: $314,712.62
Lowest: $11,920.00
Highest: $2,000,000.00
-------------------------------------------



-------------------------------------------
Coupon                             Percent
-------------------------------------------
0.876 - 1.000                       57.95%
1.126 - 1.250                         2.97
1.251 - 1.375                        10.00
1.501 - 1.625                         0.80
1.626 - 1.750                        12.17
1.751 - 1.875                         0.07
1.876 - 2.000                         1.36
2.001 - 2.125                         3.06
2.251 - 2.375                         0.29
2.376 - 2.500                         0.02
2.501 - 2.625                         0.17
2.626 - 2.750                         0.25
2.876 - 3.000                         0.01
3.001 - 3.125                         0.79
3.251 - 3.375                         0.15
3.751 - 3.875                         0.10
3.876 - 4.000                         0.03
4.001 - 4.125                         0.03
4.126 - 4.250                         0.22
4.376 - 4.500                         0.04
4.501 - 4.625                         0.75
4.626 - 4.750                         4.02
4.751 - 4.875                         1.04
4.876 - 5.000                         0.25
5.001 - 5.125                         1.27
5.126 - 5.250                         0.30
5.251 - 5.375                         1.40
5.376 - 5.500                         0.17
5.626 - 5.750                         0.26
5.751 - 5.875                         0.03
5.876 - 6.000                         0.01
6.001 - 6.125                         0.02
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 1.613
Lowest: 1.000
Highest: 6.125
-------------------------------------------


-------------------------------------------
Credit Score                       Percent
-------------------------------------------
800 - 849                            1.36%
750 - 799                            22.56
700 - 749                            32.77
650 - 699                            35.89
600 - 649                             7.18
550 - 599                             0.21
500 - 549                             0.03
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 712
Lowest: 537
Highest: 837
-------------------------------------------


-------------------------------------------
Product Type                       Percent
-------------------------------------------
1MO LIBOR NEGAM                     68.05%
1MO COFI                             31.95
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Index                              Percent
-------------------------------------------
1MO LIBOR                           68.05%
1MO COFI                             31.95
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Lien Position                      Percent
-------------------------------------------
1                                  100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------




-------------------------------------------
Loan Purpose                       Percent
-------------------------------------------
Purchase                            41.53%
C/O Refi                             41.23
R/T Refi                             17.24
-------------------------------------------
Total:                             100.00%
-------------------------------------------



-------------------------------------------
Property Type                      Percent
-------------------------------------------
Single Family                       61.31%
PUD                                  23.92
Condominium                          10.48
2-4 Family                            4.30
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
State                              Percent
-------------------------------------------
California                          51.74%
Florida                               6.52
Virginia                              5.16
Nevada                                3.79
New Jersey                            3.62
Other                                29.17
-------------------------------------------
Total:                             100.00%
-------------------------------------------



-------------------------------------------
Occupancy Status                   Percent
-------------------------------------------
Primary                             80.51%
Investor                             15.70
Secondary                             3.78
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Original LTV                       Percent
-------------------------------------------
5.01 - 10.00                         0.07%
10.01 - 15.00                         0.01
15.01 - 20.00                         0.01
20.01 - 25.00                         0.17
25.01 - 30.00                         0.11
30.01 - 35.00                         0.36
35.01 - 40.00                         1.29
40.01 - 45.00                         1.21
45.01 - 50.00                         1.53
50.01 - 55.00                         2.87
55.01 - 60.00                         3.46
60.01 - 65.00                         5.95
65.01 - 70.00                        10.95
70.01 - 75.00                        15.14
75.01 - 80.00                        54.02
80.01 - 85.00                         0.36
85.01 - 90.00                         1.26
90.01 - 95.00                         1.24
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 73.49%
Lowest: 6.93%
Highest: 95.00%
-------------------------------------------



-------------------------------------------
Original Term                      Percent
-------------------------------------------
360                                100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
-------------------------------------------

-------------------------------------------
Scheduled Remaining Term           Percent
-------------------------------------------
343 - 348                            0.05%
349 - 354                             0.01
355 - 360                            99.94
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 359.8 months
Lowest: 348 months
Highest: 360 months
-------------------------------------------




-------------------------------------------
Prepay Term                        Percent
-------------------------------------------
0                                   85.78%
12                                    0.14
36                                   14.08
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 5.1 months
Lowest: 0 months
Highest: 36 months
-------------------------------------------



-------------------------------------------
Gross Margin                       Percent
-------------------------------------------
1.251 - 1.375                        0.12%
1.376 - 1.500                         0.02
1.501 - 1.625                         0.03
1.626 - 1.750                         0.37
1.751 - 1.875                         0.59
1.876 - 2.000                         0.44
2.001 - 2.125                         2.50
2.126 - 2.250                         4.27
2.251 - 2.375                        42.32
2.376 - 2.500                         7.32
2.501 - 2.625                         1.10
2.626 - 2.750                         7.65
2.751 - 2.875                         3.96
2.876 - 3.000                        11.07
3.001 - 3.125                         2.30
3.126 - 3.250                         6.93
3.251 - 3.375                         2.68
3.376 - 3.500                         3.85
3.501 - 3.625                         1.16
3.626 - 3.750                         0.26
3.751 - 3.875                         0.44
3.876 - 4.000                         0.29
4.001 - 4.125                         0.06
4.126 - 4.250                         0.09
4.251 - 4.375                         0.15
4.376 - 4.500                         0.04
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 2.626%
Lowest: 1.300%
Highest: 4.425%
-------------------------------------------



-------------------------------------------
Initial Cap (ARMs)                 Percent
-------------------------------------------
0.000                              100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%
-------------------------------------------



-------------------------------------------
Periodic Cap (ARMs)                Percent
-------------------------------------------
0.000                              100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%
-------------------------------------------



-------------------------------------------
Maximum Rate (ARMs)                Percent
-------------------------------------------
9.876 - 10.000                      99.51%
10.126 - 10.250                       0.03
10.251 - 10.375                       0.35
11.251 - 11.375                       0.04
11.626 - 11.750                       0.04
12.626 - 12.750                       0.04
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 9.954%
Lowest: 9.950%
Highest: 12.750%
-------------------------------------------


-------------------------------------------
Term to Roll (ARMs)                Percent
-------------------------------------------
1 - 6                              100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 1.4 months
Lowest: 1 months
Highest: 4 months
-------------------------------------------

-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------

Banc of America Securities LLC                                     Page 1 of 1

Global Structured Finance                                   Jan 13, 2005 15:04

                             CWMBS 04-29 Group 3

                          Collateral Summary Report

==============================================================================

-------------------------------------------
Prepay Term Percent
-------------------------------------------
0                                   55.49%
12                                    0.44
36                                   44.07
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 15.9 months
Lowest: 0 months
Highest: 36 months
-------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

Banc of America Securities LLC                                     Page 1 of 1

Global Structured Finance                                   Jan 13, 2005 15:18

                             CWMBS 05-7 Group 2

                          Collateral Summary Report

==============================================================================


-------------------------------------------
General Pool Characteristics
-------------------------------------------
Pool Size:  $485,776,803.02
Total Orig. Bal.:  $485,874,875.30
Loan Count: 1,519
Cutoff Date:  2005-01-01
Avg. Cut-Off Balance: $319,800.40
Avg. Orig. Balance: $319,864.96
W.A. FICO: 714
W.A. Orig. LTV: 73.02%
W.A. Gross Coupon: 1.5234%
W.A. Net Coupon: 1.1355%
W.A. Servicing Fee: 0.3750%
W.A. Trustee Fee: 0.0090%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.9 months
% OLTV over 80: 2.36%
% OLTV over 100: 0.00%
% with PMI: 2.36%
% OLTV over 80 with PMI: 100.00%
W.A. MI Adjusted COLTV: 72.45%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.:  0.75%
-------------------------------------------



-------------------------------------------
Original Balance                   Percent
-------------------------------------------
1 - 100,000                          1.77%
100,001 - 200,000                    11.70
200,001 - 300,000                    19.58
300,001 - 400,000                    20.83
400,001 - 500,000                    15.05
500,001 - 600,000                     7.62
600,001 - 700,000                     7.55
700,001 - 800,000                     3.74
800,001 - 900,000                     2.13
900,001 - 1,000,000                   4.23
1,000,001 - 1,100,000                 1.33
1,100,001 - 1,200,000                 0.25
1,200,001 - 1,300,000                 1.05
1,300,001 - 1,400,000                 0.55
1,400,001 - 1,500,000                 1.53
1,500,001 - 1,600,000                 0.32
1,800,001 - 1,900,000                 0.38
1,900,001 - 2,000,000                 0.41
-------------------------------------------
Total:                             100.00%
-------------------------------------------
Average:                       $319,864.96
Lowest: $11,920.00
Highest:                     $2,000,000.00
-------------------------------------------



-------------------------------------------
Coupon                             Percent
-------------------------------------------
0.876 - 1.000                       56.92%
1.126 - 1.250                         4.16
1.251 - 1.375                        11.00
1.501 - 1.625                         1.12
1.626 - 1.750                        12.54
1.751 - 1.875                         0.10
1.876 - 2.000                         1.43
2.001 - 2.125                         3.61
2.251 - 2.375                         0.37
2.376 - 2.500                         0.03
2.626 - 2.750                         0.25
3.001 - 3.125                         0.82
3.251 - 3.375                         0.17
3.751 - 3.875                         0.03
3.876 - 4.000                         0.04
4.126 - 4.250                         0.16
4.376 - 4.500                         0.06
4.501 - 4.625                         0.92
4.626 - 4.750                         5.13
4.751 - 4.875                         0.02
4.876 - 5.000                         0.08
5.001 - 5.125                         0.60
5.126 - 5.250                         0.13
5.251 - 5.375                         0.19
5.626 - 5.750                         0.10
6.001 - 6.125                         0.03
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 1.523
Lowest: 1.000
Highest: 6.125
-------------------------------------------



-------------------------------------------
Credit Score                       Percent
-------------------------------------------
800 - 849                            1.66%
750 - 799                            23.85
700 - 749                            32.72
650 - 699                            34.13
600 - 649                             7.47
550 - 599                             0.13
500 - 549                             0.04
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 714
Lowest: 537
Highest: 833
-------------------------------------------



-------------------------------------------
Product Type                       Percent
-------------------------------------------
1MO LIBOR NEGAM                    100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Index                              Percent
-------------------------------------------
1MO LIBOR                          100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Lien Position                      Percent
-------------------------------------------
1                                  100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Loan Purpose                       Percent
-------------------------------------------
Purchase                            42.78%
C/O Refi                             38.40
R/T Refi                             18.82
-------------------------------------------
Total:                             100.00%
-------------------------------------------



-------------------------------------------
Property Type                      Percent
-------------------------------------------
Single Family                       61.18%
PUD                                  23.25
Condominium                          10.93
2-4 Family                            4.65
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
State                              Percent
-------------------------------------------
California                          48.93%
Florida                               7.13
Virginia                              7.03
New Jersey                            3.96
Illinois                              3.07
Other                                29.88
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Occupancy Status                   Percent
-------------------------------------------
Primary                             77.64%
Investor                             17.66
Secondary                             4.71
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Original LTV                       Percent
-------------------------------------------
5.01 - 10.00                         0.10%
10.01 - 15.00                         0.02
20.01 - 25.00                         0.18
25.01 - 30.00                         0.16
30.01 - 35.00                         0.48
35.01 - 40.00                         1.42
40.01 - 45.00                         1.20
45.01 - 50.00                         1.58
50.01 - 55.00                         3.61
55.01 - 60.00                         3.91
60.01 - 65.00                         5.79
65.01 - 70.00                        10.32
70.01 - 75.00                        15.47
75.01 - 80.00                        53.41
80.01 - 85.00                         0.40
85.01 - 90.00                         0.81
90.01 - 95.00                         1.14
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 73.02%
Lowest: 6.93%
Highest: 95.00%
-------------------------------------------


-------------------------------------------
Original Term                      Percent
-------------------------------------------
360                                100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
-------------------------------------------



-------------------------------------------
Scheduled Remaining Term           Percent
-------------------------------------------
343 - 348                            0.07%
349 - 354                             0.02
355 - 360                            99.91
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 359.9 months
Lowest: 348 months
Highest: 360 months
-------------------------------------------



-------------------------------------------
Prepay Term                        Percent
-------------------------------------------
0                                  100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months
-------------------------------------------


-------------------------------------------
Gross Margin                       Percent
-------------------------------------------
1.251 - 1.375                        0.18%
1.376 - 1.500                         0.04
1.501 - 1.625                         0.04
1.626 - 1.750                         0.55
1.751 - 1.875                         0.87
1.876 - 2.000                         0.55
2.001 - 2.125                         3.68
2.126 - 2.250                         6.22
2.251 - 2.375                        62.01
2.376 - 2.500                        10.43
2.501 - 2.625                         1.37
2.626 - 2.750                         9.83
2.751 - 2.875                         2.59
2.876 - 3.000                         0.52
3.001 - 3.125                         0.39
3.126 - 3.250                         0.03
3.251 - 3.375                         0.04
3.376 - 3.500                         0.61
3.501 - 3.625                         0.03
3.751 - 3.875                         0.03
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 2.388%
Lowest: 1.300%
Highest: 3.775%
-------------------------------------------



-------------------------------------------
Initial Cap (ARMs)                 Percent
-------------------------------------------
0.000                              100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%
-------------------------------------------


-------------------------------------------
Periodic Cap (ARMs)                Percent
-------------------------------------------
0.000                              100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%
-------------------------------------------



-------------------------------------------
Maximum Rate (ARMs)                Percent
-------------------------------------------
9.876 - 10.000                      99.35%
10.126 - 10.250                       0.04
10.251 - 10.375                       0.49
11.251 - 11.375                       0.06
11.626 - 11.750                       0.06
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 9.954%
Lowest: 9.950%
Highest: 11.700%
-------------------------------------------


-------------------------------------------
Term to Roll (ARMs)                Percent
-------------------------------------------
1 - 6                              100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 1.4 months
Lowest: 1 months
Highest: 4 months
-------------------------------------------



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

Banc of America Securities LLC                                     Page 1 of 1

Global Structured Finance                                   Jan 13, 2005 15:18

                              CWMBS 05-7 Group 3

                          Collateral Summary Report

==============================================================================



-------------------------------------------
General Pool Characteristics
-------------------------------------------
Pool Size: $228,106,907.25
Total Orig. Bal.: $228,208,055.00
Loan Count: 750
Cutoff Date: 2005-01-01
Avg. Cut-Off Balance: $304,142.54
Avg. Orig. Balance: $304,277.41
W.A. FICO: 709
W.A. Orig. LTV: 74.49%
W.A. Gross Coupon: 1.8026%
W.A. Net Coupon: 1.4048%
W.A. Servicing Fee: 0.3750%
W.A. Trustee Fee: 0.0090%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.8 months
% OLTV over 80: 3.93%
% OLTV over 100: 0.00%
% with PMI: 3.93%
% OLTV over 80 with PMI: 100.00%
W.A. MI Adjusted COLTV: 73.54%
% Second Lien: 0.00%
% with Prepay Penalty: 44.51%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.80%
-------------------------------------------




-------------------------------------------
Original Balance                   Percent
-------------------------------------------
1 - 100,000                          1.72%
100,001 - 200,000                    13.60
200,001 - 300,000                    19.51
300,001 - 400,000                    24.92
400,001 - 500,000                    14.81
500,001 - 600,000                     8.95
600,001 - 700,000                     6.18
700,001 - 800,000                     3.61
800,001 - 900,000                     3.04
900,001 - 1,000,000                   1.66
1,000,001 - 1,100,000                 0.46
1,100,001 - 1,200,000                 0.99
1,200,001 - 1,300,000                 0.54
-------------------------------------------
Total:                             100.00%
-------------------------------------------
Average:                       $304,277.41
Lowest: $37,500.00
Highest:                     $1,235,000.00
-------------------------------------------




-------------------------------------------
Coupon                             Percent
-------------------------------------------
0.876 - 1.000                       60.14%
1.126 - 1.250                         0.45
1.251 - 1.375                         7.86
1.501 - 1.625                         0.12
1.626 - 1.750                        11.37
1.876 - 2.000                         1.21
2.001 - 2.125                         1.91
2.251 - 2.375                         0.13
2.501 - 2.625                         0.54
2.626 - 2.750                         0.25
2.876 - 3.000                         0.02
3.001 - 3.125                         0.73
3.251 - 3.375                         0.09
3.751 - 3.875                         0.27
4.001 - 4.125                         0.10
4.126 - 4.250                         0.35
4.501 - 4.625                         0.40
4.626 - 4.750                         1.67
4.751 - 4.875                         3.20
4.876 - 5.000                         0.62
5.001 - 5.125                         2.70
5.126 - 5.250                         0.66
5.251 - 5.375                         3.97
5.376 - 5.500                         0.52
5.626 - 5.750                         0.61
5.751 - 5.875                         0.09
5.876 - 6.000                         0.04
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 1.803
Lowest: 1.000
Highest: 6.000
-------------------------------------------



-------------------------------------------
Credit Score                       Percent
-------------------------------------------
800 - 849                            0.74%
750 - 799                            19.82
700 - 749                            32.89
650 - 699                            39.62
600 - 649                             6.57
550 - 599                             0.36
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 709
Lowest: 592
Highest: 837
-------------------------------------------



-------------------------------------------
Product Type                       Percent
-------------------------------------------
1MO COFI                           100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Index                              Percent
-------------------------------------------
1MO COFI                           100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Lien Position                      Percent
-------------------------------------------
1                                  100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Loan Purpose                       Percent
-------------------------------------------
C/O Refi                            47.25%
Purchase                             38.88
R/T Refi                             13.88
-------------------------------------------
Total:                             100.00%
-------------------------------------------



-------------------------------------------
Property Type                      Percent
-------------------------------------------
Single Family                       61.58%
PUD                                  25.33
Condominium                           9.52
2-4 Family                            3.56
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
State                              Percent
-------------------------------------------
California                          57.72%
Nevada                                6.50
Florida                               5.22
New Jersey                            2.90
Washington                            2.82
Other                                24.85
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Occupancy Status                   Percent
-------------------------------------------
Primary                             86.64%
Investor                             11.54
Secondary                             1.82
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Original LTV                       Percent
-------------------------------------------
15.01 - 20.00                        0.04%
20.01 - 25.00                         0.14
30.01 - 35.00                         0.10
35.01 - 40.00                         1.02
40.01 - 45.00                         1.24
45.01 - 50.00                         1.42
50.01 - 55.00                         1.31
55.01 - 60.00                         2.51
60.01 - 65.00                         6.27
65.01 - 70.00                        12.29
70.01 - 75.00                        14.43
75.01 - 80.00                        55.31
80.01 - 85.00                         0.27
85.01 - 90.00                         2.22
90.01 - 95.00                         1.44
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 74.49%
Lowest: 20.00%
Highest: 95.00%
-------------------------------------------



-------------------------------------------
Original Term                      Percent
-------------------------------------------
360                                100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
-------------------------------------------



-------------------------------------------
Scheduled Remaining Term           Percent
-------------------------------------------
355 - 360                          100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 359.8 months
Lowest: 355 months
Highest: 360 months
-------------------------------------------



-------------------------------------------
Prepay Term                        Percent
-------------------------------------------
0                                   55.49%
12                                    0.44
36                                   44.07
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 15.9 months
Lowest: 0 months
Highest: 36 months
-------------------------------------------



-------------------------------------------
Gross Margin                       Percent
-------------------------------------------
1.876 - 2.000                        0.19%
2.126 - 2.250                         0.10
2.251 - 2.375                         0.38
2.376 - 2.500                         0.68
2.501 - 2.625                         0.52
2.626 - 2.750                         3.02
2.751 - 2.875                         6.88
2.876 - 3.000                        33.53
3.001 - 3.125                         6.38
3.126 - 3.250                        21.63
3.251 - 3.375                         8.30
3.376 - 3.500                        10.75
3.501 - 3.625                         3.58
3.626 - 3.750                         0.80
3.751 - 3.875                         1.30
3.876 - 4.000                         0.90
4.001 - 4.125                         0.18
4.126 - 4.250                         0.29
4.251 - 4.375                         0.47
4.376 - 4.500                         0.11
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 3.131%
Lowest: 1.900%
Highest: 4.425%
-------------------------------------------



-------------------------------------------
Initial Cap (ARMs)                 Percent
-------------------------------------------
0.000                              100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%
-------------------------------------------



-------------------------------------------
Periodic Cap (ARMs)                Percent
-------------------------------------------
0.000                              100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%
-------------------------------------------



-------------------------------------------
Maximum Rate (ARMs)                Percent
-------------------------------------------
9.876 - 10.000                      99.84%
10.251 - 10.375                       0.04
12.626 - 12.750                       0.11
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 9.953%
Lowest: 9.950%
Highest: 12.750%
-------------------------------------------



-------------------------------------------
Term to Roll (ARMs)                Percent
-------------------------------------------
1 - 6                              100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 1.3 months
Lowest: 1 months
Highest: 4 months
-------------------------------------------





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

Banc of America Securities LLC                                     Page 1 of 1

Global Structured Finance                                   Jan 13, 2005 15:19

                              CWMBS 05-7 Group 1

                          Collateral Summary Report

==============================================================================


-------------------------------------------
General Pool Characteristics
-------------------------------------------
Pool Size: $479,400,415.47
Total Orig. Bal.: $479,410,417.80
Loan Count: 1,338
Cutoff Date: 2005-01-01
Avg. Cut-Off Balance: $358,296.27
Avg. Orig. Balance: $358,303.75
W.A. FICO: 726
W.A. Orig. LTV: 71.53%
W.A. Gross Coupon: 4.2572%
W.A. Net Coupon: 3.8660%
W.A. Servicing Fee: 0.3750%
W.A. Trustee Fee: 0.0090%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.9 months
% OLTV over 80: 4.08%
% OLTV over 100: 0.00%
% with PMI: 4.08%
% OLTV over 80 with PMI: 100.00%
W.A. MI Adjusted COLTV: 70.51%
% Second Lien: 0.00%
% with Prepay Penalty: 0.25%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.31%
-------------------------------------------



-------------------------------------------
Original Balance                   Percent
-------------------------------------------
1 - 100,000                          0.89%
100,001 - 200,000                     9.52
200,001 - 300,000                    17.01
300,001 - 400,000                    19.46
400,001 - 500,000                    14.05
500,001 - 600,000                    10.00
600,001 - 700,000                    10.12
700,001 - 800,000                     2.39
800,001 - 900,000                     3.25
900,001 - 1,000,000                   4.27
1,000,001 - 1,100,000                 1.35
1,100,001 - 1,200,000                 0.72
1,200,001 - 1,300,000                 0.27
1,300,001 - 1,400,000                 1.96
1,400,001 - 1,500,000                 1.56
1,500,001 - 1,600,000                 0.32
1,800,001 - 1,900,000                 0.38
1,900,001 - 2,000,000                 2.48
-------------------------------------------
Total:                             100.00%
-------------------------------------------
Average: $358,303.75
Lowest: $57,200.00
Highest: $2,000,000.00
-------------------------------------------



-------------------------------------------
Coupon                             Percent
-------------------------------------------
2.750                                0.42%
2.875                                 2.63
3.000                                 0.06
3.125                                 1.09
3.250                                 1.72
3.375                                 6.89
3.500                                 0.71
3.625                                 2.66
3.750                                 2.65
3.875                                 6.06
4.000                                 4.82
4.125                                 8.17
4.250                                 9.61
4.375                                 9.77
4.500                                12.03
4.625                                 8.79
4.750                                 7.31
4.875                                 8.41
5.000                                 2.49
5.125                                 1.78
5.250                                 1.34
5.500                                 0.16
5.625                                 0.11
5.750                                 0.08
5.875                                 0.10
6.000                                 0.11
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 4.257
Lowest: 2.750
Highest: 6.000
-------------------------------------------


-------------------------------------------
Credit Score                       Percent
-------------------------------------------
800 - 849                            3.24%
750 - 799                            27.56
700 - 749                            41.29
650 - 699                            24.34
600 - 649                             3.38
550 - 599                             0.20
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 726
Lowest: 556
Highest: 832
-------------------------------------------


-------------------------------------------
Product Type                       Percent
-------------------------------------------
1MO LIBOR - IO                      52.71%
6MO LIBOR- IO                        47.29
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Index                              Percent
-------------------------------------------
1MO LIBOR                           52.71%
6MO LIBOR                            47.29
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Lien Position                      Percent
-------------------------------------------
1                                  100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Loan Purpose                       Percent
-------------------------------------------
Purchase                            50.99%
C/O Refi                             25.92
R/T Refi                             23.09
-------------------------------------------
Total:                             100.00%
-------------------------------------------



-------------------------------------------
Property Type                      Percent
-------------------------------------------
Single Family                       60.05%
PUD                                  26.22
Condominium                          12.98
2-4 Family                            0.75
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
State                              Percent
-------------------------------------------
California                          59.13%
Florida                               4.61
New Jersey                            3.36
Virginia                              2.92
Colorado                              2.55
Other                                27.43
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Occupancy Status                   Percent
-------------------------------------------
Primary                             92.55%
Secondary                             6.16
Investor                              1.30
-------------------------------------------
Total:                             100.00%
-------------------------------------------


-------------------------------------------
Original LTV                       Percent
-------------------------------------------
10.01 - 15.00                        0.04%
20.01 - 25.00                         0.21
25.01 - 30.00                         0.46
30.01 - 35.00                         1.68
35.01 - 40.00                         1.63
40.01 - 45.00                         1.48
45.01 - 50.00                         3.54
50.01 - 55.00                         4.51
55.01 - 60.00                         5.72
60.01 - 65.00                         6.31
65.01 - 70.00                         8.04
70.01 - 75.00                        12.52
75.01 - 80.00                        49.77
80.01 - 85.00                         0.32
85.01 - 90.00                         1.52
90.01 - 95.00                         2.24
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 71.53%
Lowest: 10.07%
Highest: 95.00%
-------------------------------------------


-------------------------------------------
Original Term                      Percent
-------------------------------------------
360                                100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
-------------------------------------------


-------------------------------------------
Scheduled Remaining Term           Percent
-------------------------------------------
349 - 354                            0.07%
355 - 360                            99.93
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 359.9 months
Lowest: 353 months
Highest: 360 months
-------------------------------------------


-------------------------------------------
Prepay Term                        Percent
-------------------------------------------
0                                   99.75%
12                                    0.15
36                                    0.11
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 0.1 months
Lowest: 0 months
Highest: 36 months
-------------------------------------------


-------------------------------------------
Gross Margin                       Percent
-------------------------------------------
1.000                                2.65%
1.125                                 1.60
1.250                                 0.32
1.375                                 0.65
1.500                                20.04
1.625                                 7.13
1.750                                11.29
1.875                                12.12
2.000                                13.87
2.125                                11.70
2.126                                 0.06
2.130                                 0.05
2.250                                 7.41
2.375                                 2.98
2.500                                 7.32
2.625                                 0.06
2.750                                 0.15
2.875                                 0.17
3.000                                 0.13
3.125                                 0.14
3.500                                 0.11
3.625                                 0.06
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 1.872%
Lowest: 1.000%
Highest: 3.625%
-------------------------------------------


-------------------------------------------
Initial Cap (ARMs)                 Percent
-------------------------------------------
0.000                              100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%
-------------------------------------------


-------------------------------------------
Periodic Cap (ARMs)                Percent
-------------------------------------------
0.000                              100.00%
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%
-------------------------------------------


-------------------------------------------
Maximum Rate (ARMs)                Percent
-------------------------------------------
9.950                                0.14%
10.125                                0.06
10.625                                0.05
12.000                               99.31
12.125                                0.10
12.375                                0.06
12.500                                0.13
12.875                                0.02
14.250                                0.08
16.000                                0.05
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 12.000%
Lowest: 9.950%
Highest: 16.000%
-------------------------------------------



-------------------------------------------
Term to Roll (ARMs)                Percent
-------------------------------------------
1 - 6                               97.52%
7 - 12                                2.48
-------------------------------------------
Total:                             100.00%
-------------------------------------------
W.A.: 3.3 months
Lowest: 1 months
Highest: 7 months
-------------------------------------------



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

Banc of America Securities LLC                                     Page 1 of 1